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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





        Date of Report (Date of earliest event reported): MARCH 19, 2004





                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)




          DELAWARE                      1-12202                   93-1120873
(State or other jurisdiction          (Commission              (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


            13710 FNB PARKWAY
             OMAHA, NEBRASKA                                      68154-5200
(Address of principal executive offices)                          (Zip Code)




                                 (402) 492-7300
              (Registrant's telephone number, including area code)





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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           99.1     Northern Border Partners, L.P. press release dated March 19,
                    2004.


ITEM 9.    REGULATION FD DISCLOSURE.

           Attached as Exhibit 99.1 is a copy of Northern Border Partners, L.P. press release, dated March 19, 2004, announcing participation in the A.G. Edwards' Energy Conference and reaffirming its earnings guidance for 2004.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Northern Border Partners, L.P.
                                        ( A Delaware Limited Partnership)



                                        By: /s/ Jerry L. Peters
                                           -------------------------------------
                                           Jerry L. Peters
                                           Chief Financial & Accounting Officer


Dated: March 19, 2004



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                                  EXHIBIT INDEX



Exhibit 99.1 -- Northern Border Partners, L.P. Press Release dated March 19,
                2004.